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                                                                    Exhibit 10.2






                     DISCOVERY PARTNERS INTERNATIONAL, INC.

             SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   -----------

                                 April 28, 2000





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                                   TABLE OF CONTENTS

                                                                            Page

1.      Registration Rights..............................................    1
        1.1    Definitions...............................................    1
        1.2    Request for Registration..................................    3
        1.3    BMS Request for Registration..............................    5
        1.4    RPR Request for Registration..............................    6
        1.5    Company Registration......................................    7
        1.6    Obligations of the Company................................    7
        1.7    Furnish Information.......................................    8
        1.8    Expenses of Demand Registration...........................    9
        1.9    Expenses of Company Registration..........................    9
        1.10   Underwriting Requirements.................................    9
        1.11   Delay of Registration.....................................   10
        1.12   Indemnification...........................................   10
        1.13   Reports Under Securities Exchange Act of 1934.............   12
        1.14   Form S-3 Registration.....................................   13
        1.15   Assignment of Registration Rights.........................   13
        1.16   Limitations on Subsequent Registration Rights.............   14
        1.17   "Market Stand-Off" Agreement..............................   15
        1.18   Termination of Registration Rights........................   15

2.      Covenants of the Company.........................................   15
        2.1    Delivery of Financial Statements..........................   15
        2.2    Inspection................................................   16
        2.3    Termination of Information and Inspection Covenants.......   16
        2.4    Right of First Offer......................................   17
        2.5    Indemnification...........................................   18
        2.6    Salaries of Officers......................................   18
        2.7    Additional Rights of Axys.................................   19

3.      Miscellaneous....................................................   19
        3.1    Successors and Assigns....................................   19
        3.2    Governing Law.............................................   20
        3.3    Counterparts..............................................   20
        3.4    Titles and Subtitles......................................   20
        3.5    Notices...................................................   20
        3.6    Expenses..................................................   20
        3.7    Amendments and Waivers....................................   20
        3.8    Severability..............................................   21
        3.9    Aggregation of Stock......................................   22
        3.10   Entire Agreement; Amendment; Waiver.......................   22
        3.11   Representation............................................   22

Schedule A  Schedule of Investors


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             SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


        THIS SECOND AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made as of the 28th day of April, 2000, by and between Discovery Partners International, Inc. (formerly known as IRORI), a California corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor".

                                    RECITALS

        WHEREAS, the Company, DPII Newco, LLC, a Delaware limited liability company ("Merger Sub"), Axys Pharmaceuticals, Inc., a Delaware corporation ("Axys"), and Axys Advanced Technologies, Inc., a Delaware corporation ("AAT") have entered into that certain Agreement and Plan of Merger, dated as of April 11, 2000 (the "Merger Agreement"), pursuant to which Merger Sub is being merged with and into AAT with the consequence that AAT will become a wholly-owned subsidiary of the Company.

         WHEREAS, certain of the Investors are presently holders of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and pursuant thereto have entered into an Amended and Restated Investors' Rights Agreement with the Company dated April 7, 2000 (the "Existing Rights Agreement"); and

        WHEREAS, in order to induce Axys to consummate the transactions contemplated by the Merger Agreement, all the Investors and the Company wish to amend and restate the Existing Rights Agreement so that this Agreement will govern the rights of all the Investors to cause the Company to register certain shares of the Company's common stock ("Common Stock"), including shares of Common Stock issuable to any Investors upon conversion of their respective shares of the Company's preferred stock ("Preferred Stock"), and certain other matters as set forth in this Agreement.

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. Registration Rights. The Company covenants and agrees as follows:

            1.1 Definitions. For purposes of this Section 1:

                (a) The term "Act" means the Securities Act of 1933, as amended.

                (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.



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                (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.15 hereof.

                (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

                (e) The terms "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

                (f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, (ii) the 130,000 shares of Common Stock held by Enterprise Partners, III, L.P. and Enterprise Partners III, Associates, (iii) the 150,000 shares of Common Stock issuable upon the exercise of that certain Common Stock Purchase Warrant dated as of July 18, 1995 between the Company and Enterprise Partners III, L.P.; provided, however that such shares of Common Stock shall not be deemed Registrable Securities for purposes of calculating either numerators or denominators under Sections 1.2, 1.14, 1.16 and 3.7, (iv) the 7,425,000 shares of Common Stock issuable to Axys Pharmaceuticals, Inc. ("Axys") pursuant to that certain Agreement and Plan of Merger, dated as of April 11, 2000, among the Company, Axys, DPII Newco, LLC and Axys Advanced Technologies, Inc. (the "Axys Common Stock"), (v) the 200,000 shares of Common Stock issuable upon the exercise of that certain Warrant to Purchase Shares of Common Stock dated as of April __, 2000 between the Company and Axys, and (vi) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or such specified Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned. Provided, further, however, that for the purposes of Section 1.3 and other sections to the extent they refer to Section 1.3 (and for interpretation of the definitions of "Registrable Securities then outstanding" and "Holder" as used in or with reference to Section 1.3) only, the term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series D Preferred Stock initially issued to Bristol-Myers Squibb Company ("BMS") and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such Series D Preferred Stock initially issued to BMS -- and excluding from this sentence's special definition, however, any Registrable Securities no longer held by BMS. Provided, further, however, that for the purposes of Section 1.4 and other sections to the extent they refer to Section 1.4 (and for interpretation of the definitions of "Registrable Securities then outstanding" and "Holder" as used in or with reference to Section 1.4) only, the term "Registrable Securities" means additionally (i) the Common Stock issuable or issued upon conversion of the Series D Preferred Stock initially issued to Rhone-Poulenc Rorer International


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Holdings Inc., now known as Aventis ("RPR") and (ii) any Common Stock of the
Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of such Series D Preferred Stock initially issued to RPR -- and excluding from this sentence's special definition, however, any Registrable Securities no longer held either by RPR or by a company which is then in the same corporate family as RPR.

                (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                (h) The term "SEC" shall mean the Securities and Exchange Commission.

            1.2 Request for Registration.

                (a) If the Company shall receive at any time after the earlier of (i) December 31, 2001, or (ii) eleven (11) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of thirty percent (30%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least forty percent (40%) of the Registrable Securities then outstanding (or a lesser percent of the Registrable Securities if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10,000,000,) then the Company shall:

                    (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

                    (ii) effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

                (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a


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majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.6(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters approved for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. For purposes of the preceding sentence concerning apportionment, for an Initiating Holder that is a holder of Registrable Securities that is a partnership or corporation, the partners, retired partners and shareholders of such Initiating Holder (and, in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any one of the foregoing persons shall be deemed to be a single "Initiating Holder," and any proportionate reduction with respect to such "Initiating Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals, including such "Initiating Holders" as defined in this sentence.

                (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than twice in any 12-month period.

                (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                    (i) After the Company has effected two registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                    (ii) During the period starting with the date thirty 30 days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.5 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or


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                    (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.14 below.

            1.3 BMS Request for Registration.

                (a) If the Company shall receive at any time after eleven months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from BMS that the Company file a registration statement under the Act covering the registration of at least forty percent (40%) of the Registrable Securities then outstanding (or a lesser percent of the Registrable Securities if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10,000,000), then the Company shall effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Act of all Registrable Securities which BMS requests to be registered, subject to the limitations of subsection 1.3(b).

                (b) If BMS intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to subsection 1.3(a). The underwriter will be selected by the Company and shall be reasonably acceptable to BMS. BMS shall (together with the Company as provided in subsection 1.6(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters. Notwithstanding any other provision of this Section 1.2A, if the underwriter advises BMS in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities that may be included in the underwriting shall be so limited; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                (c) Notwithstanding the foregoing, if the Company shall furnish to BMS a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of BMS; provided, however, that the Company may not utilize this right more than twice in any 12-month period.

                (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.3:

                    (i) After the Company has effected one registration pursuant to this Section 1.3 and such registration has been declared or ordered effective; or


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                    (ii) During the period starting with the date thirty (30)
days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.5 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

            1.4 RPR Request for Registration.

                (a) If the Company shall receive at any time after eleven months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from RPR that the Company file a registration statement under the Act covering the registration of at least forty percent (40%) of the Registrable Securities then outstanding (or a lesser percent of the Registrable Securities if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10,000,000), then the Company shall effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Act of all Registrable Securities which RPR requests to be registered, subject to the limitations of subsection 1.4(b).

                (b) If RPR intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to subsection 1.4(a). The underwriter will be selected by the Company and shall be reasonably acceptable to RPR. RPR shall (together with the Company as provided in subsection 1.6(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters. Notwithstanding any other provision of this Section 1.4, if the underwriter advises RPR in writing that marketing factors require a limitation of the number of shares to be sold in the offering, then the number of shares of Registrable Securities that may be included in the underwriting shall be so limited; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the offering.

                (c) Notwithstanding the foregoing, if the Company shall furnish to RPR a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of RPR; provided, however, that the Company may not utilize this right more than twice in any 12-month period.

                (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.4:


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                    (i) After the Company has effected one registration pursuant to this Section 1.4 and such registration has been declared or ordered effective; or

                    (ii) During the period starting with the date thirty (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.5 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

            1.5 Company Registration. Except with respect to the initial public offering of the Company's securities for which no notice shall be required and the provisions of this Section 1.5 shall not apply, if (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty
(20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the first sentence of this Section and the provisions of Section 1.10, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

            1.6 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to the earlier of one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed.

                (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such


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other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                (g) Cause all such Registrable Securities and Registrable Common Stock registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                (h) Provide a transfer agent and registrar for all Registrable Securities and Registrable Common Stock registered pursuant hereto and a CUSIP number for all such Registrable Securities and Registrable Common Stock, in each case not later than the effective date of such registration.

            1.7 Furnish Information.

                (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                (b) The Company shall have no obligation with respect to any registration requested pursuant to Sections 1.2, 1.3, 1.4 or 1.14 if, due to the operation of subsection 1.7(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsections 1.2(a), 1.3(a), 1.4(a) or 1.14(b), whichever is applicable.


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            1.8 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 or 1.3 or 1.4, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or 1.3 or 1.4 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2 or 1.3 or 1.4; provided further, that if the registration request is withdrawn, at the request of the Holders of a majority of the Registrable Securities to be registered, within one week after the Company advises such Holders of a delay pursuant to Section 1.2(c) or (d)(ii),
Section 1.3(c) or (d)(ii), or Section 1.4(c) or (d)(ii), then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 or 1.3 or 1.4. And provided further, with respect to the main provision in the preceding sentence, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2 or 1.3 or 1.4.

            1.9 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.5 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders, but excluding underwriting discounts and commissions relating to Registrable Securities.

            1.10 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock pursuant to
Section 1.5, the Company shall not be required under Section 1.5 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata (as nearly as practicable) among the selling shareholders according to the total amount of


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securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other shares of securities (except the securities proposed to be sold by the Company in such underwriting) are first entirely excluded from the underwriting but in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder", as defined in this sentence.

            1.11 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

            1.12 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, the 1934 Act; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.12(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.12(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.12(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this subsection 1.12(b) exceed the gross proceeds from the offering received by such Holder.

                (b) Promptly after receipt by an indemnified party under this
Section 1.12 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.12, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.12, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.12.

                (c) If the indemnification provided for in this Section 1.12 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                (e) The obligations of the Company and Holders under this
Section 1.12 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

            1.13 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

            1.14 Form S-3 Registration. In case the Company shall receive from the Holders of at least twenty percent (20%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.14: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 1.14; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.14; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.14, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration. Registrations effected pursuant to this Section 1.14 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2, 1.3 or 1.4.

            1.15 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), or is a company which is at the time of such transfer in the same corporate family as RPR and thereafter remains in the same corporate family as RPR, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 1.17 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

            1.16 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 or Section
1.5 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2. In addition, from and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding (within the meaning of the proviso in Section 1.1(f)), enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of Registrable Securities of the Holders which is included. In addition, from and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding (within the meaning of the applicable proviso in Section 1.1(f)), enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Section 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of Registrable Securities of the Holders which is included in any registration pursuant to Section 1.4 hereof.

            1.17 "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

                (a) Such agreement shall not exceed one hundred eighty (180) days for the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

                (b) Such agreement shall not exceed ninety (90) days for any subsequent registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                (c) All officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restrictions) until the end of such period.

            1.18 Termination of Registration Rights.

                (a) No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or
(ii) such time as the Holder can sell all of such stock under Rule 144(k) (or successor rule) promulgated by the SEC and such Holder holds less than one percent (1%) of the outstanding stock of the Company.

        2. Covenants of the Company.

            2.1 Delivery of Financial Statements. A "Major Investor" means an Investor who holds a minimum of 250,000 shares of the Company's Preferred Stock or, in the case of Axys Pharmaceuticals, Inc. ("Axys"), Axys shall be deemed to be a "Major Investor" so long as Axys holds a minimum of 250,000 shares of the Company's common stock (subject, in each case, to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations); and in the case of transfers within RPR's corporate family as permitted by Section 1.15, then so long as RPR's corporate family as a whole holds a minimum of 250,000 shares of the Company's Preferred Stock (subject to such adjustment), the corporation within RPR's corporate family which owns the most such shares shall be entitled to the rights of a Major Investor. The Company shall deliver to each Major Investor:

                (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and if requested by a Major Investor, audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                (b) as soon as practicable, but in any event within forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                (c) within thirty (30) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail;

                (d) as soon as practicable, but in any event by December 1 of each year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company. The Company's Board of Directors shall approve each such annual budget by January 31 of the year for which such budget applies.

            2.2 Inspection. The Company shall permit each Major Investor, at such Major Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

            2.3 Termination of Information and Inspection Covenants. Subject to their earlier termination pursuant to the specific terms of each Section, the covenants set forth in Sections 2.1, 2.2, 2.4 and 2.7 shall terminate as to Major Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public in which all shares Preferred Stock are converted to Common Stock is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

            2.4 Right of First Offer. Subject to the terms and conditions specified in this paragraph 2.4, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, Major Investor includes any general partners and affiliates of a Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

                Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock, the Company shall first make an offering of any such shares or securities not purchased by Riccardo Pigliucci pursuant to Section 4 of the Key Employee Agreement dated April 17, 1998 (the "Employment Agreement") between Riccardo Pigliucci and the Company (such shares or securities not so purchased by Riccardo Pigliucci are hereinafter referred to as the "Shares") to each Major Investor in accordance with the following provisions:

                (a) The Company shall deliver a notice by certified mail ("Notice") to the Major Investor stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                (b) Within 20 calendar days after receipt of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock then held, by such Major Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all convertible securities) issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock then held, by all the Major Investors. The Company shall promptly, in writing, inform each Major Investor which purchases all the shares available to it ("Fully-Exercising Major Investor") of any other Major Investor's failure to do likewise. During the ten-day period commencing after receipt of such information, each Fully-Exercising Major Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock then held, by such Fully-Exercising Major Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock then held, by all Fully-Exercising Major Investors who wish to purchase some of the unsubscribed shares.

                (c) If all Shares which Major Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 30-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

                (d) The right of first offer in this paragraph 2.4 shall not be applicable (i) to the issuance or sale of not to exceed 3,250,000 shares of common stock (or options therefor) to employees, consultants, directors or officers of the Company (and not repurchased at cost by the Company in connection with the termination of employment or service relationship) subsequent to the date of this Agreement, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act pursuant to a registration statement on Form S-1, (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or (v) to the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has or is establishing business relationships provided such issuances are for other than primarily equity financing purposes and involve other strategic elements which may include without limitation, a joint marketing agreement, a license agreement, or a technology development agreement.

                (e) The right of first offer set forth in this Section 2.4 may not be assigned or transferred, except that (i) such right is assignable by each Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Holder, and (ii) such right is assignable between and among any of the Holders, and (iii) Axys' right may also be assigned to the extent permitted by the last sentence of Section 3.1.

            2.5 Indemnification. The Company shall take all actions necessary to indemnify its directors to the maximum extent permitted by applicable law, including, without limitation, amending the Company's articles of incorporation and bylaws (and any successor charter documents) and entering into contracts with the directors to provide such indemnification; provided, however, that the Company shall not be required to obtain directors insurance unless directed by the Board of Directors.

            2.6 Salaries of Officers. The Company's Board of Directors shall approve the titles of officers and management of the Company and all salaries and other compensation matters, including option grants, employee bonuses or profit sharing plans, shall be reviewed and approved by the Company's Board of Directors.

            2.7 Additional Rights of Axys. So long as Axys holds at least 3,850,000 shares of the Registrable Securities then outstanding, including any shares of the Company's Common Stock that may be issued to Axys pursuant to that certain Indemnity Escrow Agreement, dated as of April 28, 2000, among the Company, Axys and U.S. Trust Company National Association, each Investor agrees that it shall not take any of the following actions unless Axys has previously consented in writing to the taking of such action:

                (a) accept any dividends or distributions declared by the Company's Board of Directors with respect to the shares of the Company's Preferred Stock held by such Investor;

                (b) vote in favor of the liquidation, dissolution or winding-up of the Company (within the meaning of Article III, Section B.2 of the Company's articles of incorporation (or the equivalent provisions of any amended or succeeding charter instrument));

                (c) demand redemption of any such Investor's shares of Preferred Stock in accordance with Article III, Section B(3) of the Company's articles of incorporation (or the equivalent provisions of any amended or succeeding charter instrument); or

                (d) vote to approve any of the matters contemplated by Article III, Section 6 of the Company's articles of incorporation (or the equivalent provisions of any amended or succeeding charter instrument).

In addition, each Investor agrees that it shall waive any adjustment to the applicable conversion price for the shares of Preferred Stock held by such Investor that such Investor would receive pursuant to Article III, Section 4(d)(i) of the Company's articles of incorporation (or the equivalent provisions of any amended or succeeding charter instrument) (each, an "Anti-Dilution Adjustment"), unless Axys has previously consented in writing to the issuance of the securities triggering such Anti-Dilution Adjustment.

            2.8 Board Size. The Company agrees for the benefit of Axys not to, before consummation of a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act pursuant to a registration statement on Form S-1, reduce the size of its Board of Directors to less than seven Directors.

        3. Miscellaneous.

            3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Without limitation on any other rights of assignment, the parties acknowledge that (A) if the Company reincorporates in Delaware this Agreement shall be assigned to the new Delaware corporation and the rights and obligations of the parties shall persist as if all references herein to "the Company" were references to such Delaware corporation; and (B) Axys shall be allowed to make a bona fide pledge of its Company Common Stock and Axys' rights under this Agreement may be assigned, on an indivisible basis, to any person if both the following conditions apply: (i) the assignment to such person is part of the enforcement against Axys' shares of Company Common Stock of a security interest which Axys had, via a bona fide pledge, granted to a lender, and (ii) the assignee shall have executed a written agreement, reasonably satisfactory in form and substance to the Company and the other Investors, pursuant to which such person becomes a party to this Agreement (as then amended to date) and agrees to be bound by all the burdens thereof as if such assignee was "Axys" and an Investor thereunder.

            3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

            3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            3.4 Titles and Subtitles.. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be sent to the address/fax number indicated for such party on the signature page hereof (provided that any party at any time may change its address/fax number for notice by ten (10) days' advance written notice to the other parties), and shall be deemed effectively given upon (i) personal delivery to the party to be notified, (ii) the time of successful facsimile transmission to the party to be notified, (iii) sending by reputable overnight delivery service or (iv) upon deposit with the United States Post Office, by registered or certified mail, postage prepaid.

            3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Axys Common Stock then outstanding (including common stock issued upon conversion thereof), voting together as a class on an as-converted basis (or, in the case of the provisions of Section 1.3 for the special benefit of the Series D Preferred Stock which was initially issued to BMS and the provisions of other Sections to the extent they are with reference to Section 1.3, only with the written consent of the Company, the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Axys Common Stock then outstanding (including common stock issued upon conversion thereof), voting together as a class on an as-converted basis, and the holders of a majority of the Common Stock issuable or issued upon conversion of the Series D Preferred Stock which was initially issued to BMS) (or, in the case of the provisions of Section 1.4 for the special benefit of the Series D Preferred Stock which was initially issued to RPR and the provisions of other Sections to the extent they are with reference to Section 1.4, only with the written consent of the Company, the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Axys Common Stock then outstanding (including common stock issued upon conversion thereof), voting together as a class on an as-converted basis, and the holders of a majority of the Common Stock issuable or issued upon conversion of the Series D Preferred Stock which was initially issued to RPR) (or, in the case of any amendment or waiver which discriminates particularly against all the Series D Preferred Stock, only with the written consent of the Company, the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Axys Common Stock then outstanding (including common stock issued upon conversion thereof), voting together as a class on an as-converted basis, and the holders of a majority of the Series D Preferred Stock then outstanding (including common stock issued or issuable upon conversion thereof)) (or, in the case of any amendment or waiver which discriminates particularly against the Series E Preferred Stock, only with the written consent of the Company, the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock then outstanding (including common stock issued upon conversion thereof), voting together as a class on an as-converted basis, and the holders of not less than eighty percent (80%) of the Common Stock issued or issuable upon conversion of the Series E Preferred Stock) (or, in the case of any amendment or waiver which discriminates particularly against Axys or the Axys Common Stock or which specially and adversely affects the provisions hereof which are for the special benefit of Axys or the Axys Common Stock, only with the written consent of the Company, the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Axys Common Stock then outstanding (including common stock issued upon conversion thereof), voting together as a class on an as-converted basis, and the holders of a majority of the Axys Common Stock). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, and/or Axys Common Stock then outstanding (and common stock issued upon conversion thereof), each future holder of all such shares, and the Company.

            3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            3.9 Aggregation of Stock. All shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Axys Common Stock and any Common Stock issued upon conversion thereof held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

            3.10 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            3.11 Representation. By executing this Agreement, each Investor acknowledges and agrees that Brobeck, Phleger & Harrison represents the Company solely and that each Investor has been advised to, and has had an opportunity to, consult with its own attorney in connection with this Agreement.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              DISCOVERY PARTNERS INTERNATIONAL, INC.
                              (formerly known as IRORI), a California
                              corporation


                              By:   /s/ Riccardo Pigliucci
                                    -------------------------------------------
                                    Riccardo Pigliucci, Chief Executive Officer

            Address:                9640 Towne Center Drive
                                    San Diego, CA  92121



                              INVESTORS:

                              ENTERPRISE PARTNERS III, L.P.

                              By:   Enterprise Management Partners III,
                                    L.P., Its General Partner


                                    By:    /s/ Andrew Senyei
                                       -----------------------------------------
                                           General Partner

            Address:          1205 Prospect Street, Suite 500
                              La Jolla, CA  92037

                              ENTERPRISE PARTNERS III ASSOCIATES, L.P.


                              By:   Enterprise Management Partners III,
                                    L.P., Its General Partner


                                    By:    /s/ Andrew Senyei
                                       -----------------------------------------
                                           General Partner

            Address:          1205 Prospect Street, Suite 500
                              La Jolla, CA  92037

                [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                              MAYFIELD VIII


                              By:   /s/ A. Grant Heidrich, III
                                    Its General Partner


                                    By:
                                       -----------------------------------------
                                           General Partner

            Address:          2800 Sand Hill Road
                              Menlo Park, CA  94025


                              MAYFIELD ASSOCIATES FUND II


                              By:   /s/ A Grant Heidrich, III
                                 -----------------------------------------------
                                    Its General Partner


                                    By:
                                       -----------------------------------------
                                           General Partner

            Address:          2800 Sand Hill Road
                              Menlo Park, CA  94025


                              CROSSPOINT VENTURE PARTNERS-1996



                              By:   /s/ Donald B. Milder
                                 -----------------------------------------------
                                    General Partner


            Address:          18552 MacArthur Boulevard, Suite 400
                              Irvine, CA  92715


                [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                              CROSSPOINT VENTURE PARTNERS LS-1997


                              By:   /s/ Donald B. Milder
                                 -----------------------------------------------
                                    General Partner

            Address:          18552 MacArthur Boulevard, Suite 400
                              Irvine, CA  92714


                              AGILENT TECHNOLOGIES, INC., f/k/a
                              Hewlett-Packard Company



                              By:
                                 -----------------------------------------------
                              Its:
                                  ----------------------------------------------


            Address:          Mail Stop 20 BQ
                              3000 Hanover Street
                              Palo Alto, CA  94304
                              Attn:  Craig Norlin, Legal Counsel



                              BRISTOL-MYERS SQUIBB COMPANY



                              By:
                                 -----------------------------------------------
                              Its:
                                  ----------------------------------------------


            Address:          P.O. Box 4000
                              Route 206 & Province Line Road
                              Princeton, NJ  08543-4000
                              Attn: Vice President and Senior Counsel,
                                    Pharmaceutical Research Institute and
                                    Worldwide Strategic Business Development


                [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                              BAYSTAR INTERNATIONAL LTD., a British
                              Virgin Islands Corporation


                              By:   BayStar International Management, LLC
                                    Its General Partner


                                    By:
                                       -----------------------------------------
                                            Steve Lamar, Vice President

            Address:          425 Market Street, 22nd Floor
                              San Francisco, CA  94105



                                    --------------------------------------------
                                                HAYDEN J. TRUBITT


            Address:          c/o Brobeck, Phleger & Harrison LLP
                              12390 El Camino Real
                              San Diego, CA  92130


                              AXYS PHARMACEUTICALS, INC.,
                              a Delaware corporation


                              By:   /s/ William J. Newell
                                    --------------------------------------------
                                    William J. Newell, Senior Vice President

            Address:          180 Kimball Way
                              South San Francisco, CA 94080


                [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                                   SCHEDULE A

                              SCHEDULE OF INVESTORS




Enterprise Partners III, L.P.
Enterprise Partners III Associates, L.P.
Mayfield VIII
Mayfield Associates Fund II
Crosspoint Venture Partners - 1996
Agilent Technologies, Inc. (formerly Hewlett-Packard)
Bristol-Myers Squibb Company
Crosspoint Venture Partners LS - 1997
Aventis (formerly Rhone-Poulenc Rorer International)
Pacific Venture Group II, L.P.
Baystar Capital, L.P.
Baystar International Ltd.
Hayden J. Trubitt
Axys Pharmaceuticals, Inc.


                                       27